SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2001


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   1-1185                 41-0274440
   -----------------------        -----------          -------------------
   (State of Incorporation)       (Commission            (IRS Employer
                                  File Number)         Identification No.)


Number One General Mills Boulevard
    Minneapolis, Minnesota                                    55426
        (Mail:  P.O. Box 1113)                           (Mail:  55440)
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:  (763) 764-7600


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       This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by General Mills, Inc. (the "Company") on November 2, 2001 (the "Original Form 8-K"), to correct certain information contained in Item 7 of the Original Form 8-K.

Item 7 of the Original Form 8-K is hereby amended to read in its entirety as follows:

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            The Company will file the audited financial statements required by
Item 7(a) as promptly as practicable, but in any event prior to January 14, 2002.

      (b)   Pro Forma Financial Information.
            -------------------------------

            The Company will file the pro forma financial information required by Item 7(b) as promptly as practicable, but in any event prior to January 14, 2002.

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------

               3.1 Certificate of Amendment to Restated Certificate of Incorporation, dated October 31, 2001

              10.1 Second Amendment, dated as of October 31, 2001, to Agreement and Plan of Merger, dated as of July 16, 2000, by and among General Mills, Inc., General Mills North American Businesses, Inc., Diageo plc and The Pillsbury Company.

              10.2 Stockholders Agreement, dated as of October 31, 2001, by and among General Mills, Inc., Diageo plc and Gramet Holdings Corp.

              99.1      Press release of General Mills, Inc. dated October 31,
                        2001.

              99.2      Press release of General Mills, Inc. dated November 1,
                        2001.

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 5, 2001

                                       GENERAL MILLS, INC.


                                       By:  /s/ Siri S. Marshall
                                           -----------------------------
                                           Name:   Siri S. Marshall
                                           Title:  Senior Vice President,
                                                   General Counsel